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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
                              (THE "EXCHANGE ACT")

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): AUGUST 7, 2001

                           NETSOL INTERNATIONAL, INC.

                                 (THE "COMPANY")

             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                     NEVADA
                 (STATE OR OTHER JURISDICTION OF INCORPORATION)

              333-28861                               95-4627685
      (COMMISSION FILE NUMBER)            (IRS EMPLOYER IDENTIFICATION NO.)


          (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES, INCLUDING ZIP CODE)

               24025 PARK SORRENTO, SUITE 220, CALABASAS, CA 91302

                                 (818) 222-9195

              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)


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INFORMATION TO BE INCLUDED IN THE REPORT


ITEM 6. RESIGNATIONS OF REGISTRANT'S DIRECTORS.

A letter of resignation was submitted by Mr. Cary Burch, which indicates his desire to resign from the Board of Directors.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

        (c) Exhibits. The following documents are filed as exhibits to this report:

        99.1    The Resignation Letter of Cary Burch.

SIGNATURES:

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    NETSOL INTERNATIONAL, INC.

                                    By: /s/ Naeem Ghauri
                                        ---------------------------------------
                                       (Print name and title of signing officer)
                                        Naeem Ghauri, President

                                        Dated: August 7, 2001